SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        October 24, 2000
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                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


                Connecticut                              06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut                  06039-1868
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(Address of principal executive offices)                  (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
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                                       -2-

Form 8-K, Current Report
Salisbury Bancorp, Inc.


Item 5.  Other Matters.
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               The Board of  Directors of Salisbury  Bancorp,  Inc.,  the parent company of Salisbury Bank and Trust Company, announced that it is
               continuing  the  stock  repurchase   program  to  acquire  up  to
               approximately  10%  of  the  outstanding   common  stock  of  the
               Corporation.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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               c. Exhibits.

               99.   Press release dated October 24, 2000

               Exhibit Index                                        Page

               99.   Press release dated October 24, 2000            3



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:   October 25, 2000                 SALISBURY BANCORP, INC.


                                          By:    /s/ John F. Perotti
                                             ---------------------------------
                                              John F. Perotti, President and
                                              Chief Executive Officer